UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

DATCHAT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

204 Neilson Street

New Brunswick, NJ 08901

(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value	DATS	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.98	DATSW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2024, DatChat, Inc. (the “Company”) entered into an Asset Purchase Agreement with Judaopta LLC, a Delaware limited liability company (the “Seller”), pursuant to which it acquired from Seller (i) certain software (the “RenAI Software”), which consists of an artificial intelligence (AI) tool designed used for media library organization with the ability to tag and rename images for PC and MAC devices using AI with integration to Gemini, OpenAI and Claude and (ii) certain domain names (the “Assets”) in consideration for the transfer by the Company of 8,000,000 restricted shares of common stock of Dragon Interact, Inc., a majority-owned subsidiary of the Company.

The foregoing summary of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 29, 2024, the Company issued a press release announcing the Purchase Agreement and acquisition of the Assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#*	Asset Purchase Agreement entered into as of August 27, 2024 by and among DatChat, Inc. and Judaopta LLC.
99.1	Press Release dated August 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

*	The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATCHAT, INC.

Dated: August 29, 2024	By:	/s/ Darin Myman
	Name:	Darin Myman
	Title:	Chief Executive Officer